UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: DECEMBER 12, 2019

                              ADVANTEGO CORPORATION
                (Name of registrant as specified in its charter)

    Colorado                  0-23726                 84-1116515
  -------------       ----------------------       ------------------
    State of          Commission File Number         IRS Employer
  Incorporation                                    Identification No.

                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                           -------------------------
                     Address of principal executive offices

                                  949-627-8977
                              --------------------
                           Telephone number, including
                                    Area code

          Former name or former address if changed since last report

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                        Name of Each Exchange
  Title of Each Class        Trading Symbol(s)           on Which Registered
  -------------------        -----------------          ---------------------
        None                        N/A                          N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     A special meeting of the Company's shareholders was held on December 12, 2019.

     At the meeting the following was approved by the Company's shareholders:

     (1) an amendment to the Company's Articles of Incorporation to increase the Company's authorized capitalization to 15,000,000,000 shares of common stock.

     The following is a tabulation of votes cast with respect to this proposal:

                                  Votes
                 -------------------------------------           Broker
 Proposal           For           Against       Abstain        Non-Votes

   (1)         109,387,908           --            --               --

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 12, 2019               ADVANTEGO CORPORATION



                                       By: /s/ Robert W. Ferguson
                                           -----------------------------
                                           Robert W. Ferguson
                                           Chief Executive Officer